UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 7, 2023

Millennium Sustainable Ventures Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

811-22156

(Commission File Number)

20-4531310

(IRS Employer Identification No.)

301 Winding Road

Old Bethpage, NY 11804

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (212) 750-0371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares	MILC	OTC PINK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Resignation of Grassi & Co., CPAs, P.C.

On September 7, 2023, Millennium Sustainable Ventures Corp. (the “Company”) received the resignation of Grassi & Co., CPAs, P.C. (“Grassi”) as the Company’s independent registered public accounting firm.

Grassi performed the audit of the Company’s financial statements for the fiscal year ended December 31, 2021. Grassi has not issued any report on any financial statements of the Company that contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to audit scope or accounting principles. Grassi’s opinion on the Company’s December 31, 2021 financial statements contained an emphasis paragraph regarding the uncertainty with respect to the Company’s ability to continue as a going concern. During the subsequent interim period preceding Grassi’s resignation: (i) there were no disagreements between the Company and Grassi on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Grassi, would have caused Grassi to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements; and (ii) there were no “reportable events” as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On September 8, 2023, the Company provided Grassi with a copy of the disclosures it is making above in response to Item 4.01 in this Current Report on Form 8-K, and requested that Grassi furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with those disclosures. A copy of the resulting letter from Grassi, dated September 8, 2023 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Ex. No.	Description

16.1	Letter from Grassi, dated September 8, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Date:	September 11, 2023

Millennium Sustainable Ventures Corp.

By:	/s/ David H. Lesser
Name:	David H. Lesser
Title:	CEO and Chairman